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                    SUPPLEMENT DATED SEPTEMBER 19, 2012 TO

              PROSPECTUS DATED MAY 1, 2008 (AS SUPPLEMENTED) FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR VARIABLE ANNUITY PROSPECTUS. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

Effective on and after December 3, 2012, the charge for the Lifetime Income Plus 2008 guaranteed withdrawal benefit rider will increase, on an annual basis, to 1.25% upon a reset of the Withdrawal Base. The rider charge increase applies to both single and joint annuitant contracts regardless of the date the contract or rider was issued.

Effective on and after December 3, 2012, the charge for the Lifetime Income Plus Solution guaranteed withdrawal benefit rider will increase, on an annual basis, to 1.25% upon a reset of the Maximum Anniversary Value. The rider charge increase applies to both single and joint annuitant contracts regardless of the date the contract or rider was issued.

The charge for the optional Purchase Payment Death Benefit, if elected with these riders, will not change.

Impacted contract owners will receive written notice in advance of their contract anniversaries informing them of their options as well as a discussion of certain circumstances in which a reset would not be in their best interest. Contract owners whose riders automatically reset will have the opportunity to opt-out of the automatic reset and the resulting rider charge increase. Contract owners who have to request a manual reset will have the opportunity to reset and, if they do reset, will incur the higher rider charge.

42514 SUPPP 09/19/12